Exhibit 10.1

ANHUI MEINENG STORE ENERGY CO., LTD.

ZBB POWERSAV HOLDINGS LIMITED

FIRST AMENDMENT TO LICENSE AGREEMENT

This FIRST AMENDMENT TO LICENSE AGREEMENT (this “Amendment”) is made and entered into as of December 3, 2013, by and between ZBB POWERSAV HOLDINGS LTD., a Hong Kong limited liability company (“Hong Kong Holdco”), and ANHUI MEINENG STORE ENERGY CO., LTD., a Chinese limited liability company (the “Company”).  Hong Kong Holdco and the Company are referred to collectively herein as the “Parties” and individually as a “Party.”

STATEMENT OF PURPOSE

Hong Kong Holdco and the Company are parties to that certain License Agreement dated November 11, 2011 (the “Agreement”), pursuant to which Hong Kong Holdco licensed to the Company certain intellectual property of ZBB Energy Corporation (“ZBB”), which Hong Kong Holdco was permitted to sublicense pursuant to an agreement with ZBB Energy Corporation.

The Parties desire to amend the Agreement to reflect certain changes to the license granted thereunder and the rights of the Parties in relation thereto, all in the manner set forth herein.

NOW, THEREFORE, in consideration of the aforesaid Statement of Purpose, the mutual covenants made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.	Defined Terms. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

2.
Amendment to Exhibit A of the Agreement.  Exhibit A to the Agreement is hereby amended by deleting the same, in its entirety, and by inserting, in lieu thereof, the document attached hereto as Exhibit A, which is hereby incorporated herein by reference.

3.
Additional Technologies.  If ZBB acquires or in-licenses from a third party any new technology that it uses to enhance the Original V3 EnerStore or any New V3 EnerStore (as such terms are defined in Exhibit A), ZBB and Hong Kong Holdco will use commercially reasonable efforts to provide the Company access to such technology for use in the Company’s products on terms similar to those upon which ZBB acquired or in-licensed such technology.

4.
Additional Products.  If ZBB develops or acquires or in-licenses from a third party or otherwise obtains access to any additional energy storage products that directly compete with the Original V3 EnerStore or any New V3 EnerStore (as such terms are defined in Exhibit A) in terms of price, performance and application (“Additional Products”), ZBB and Hong Kong Holdco will notify the Company of the same and the Company shall have the option to commence discussions with ZBB and Hong Kong Holdco concerning the Company’s obtaining a license for or otherwise securing access to such Additional Products for sale in the Company’s markets.

5.
Miscellaneous.  This Amendment supersedes all prior oral or written communications between the Parties concerning the subject matter hereof and may be executed in the manner provided in Section 11.6 of the Agreement.  Except as otherwise provided herein, all provisions, terms and conditions of the Agreement remain unchanged and are in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have entered into this Amendment as of the date first written above.

“Hong Kong Holdco”	“Company”

ZBB PowerSav Holdings Ltd.	Anhui Meineng Store Energy Co., Ltd.

By: _____________________________________________	By: _____________________________________________
Name: ____________________________________	Name:____________________________________________
Title: _____________________________________	Title: _____________________________________________

EXHIBIT A

ANHUI MEINENG STORE ENERGY CO., LTD.

ZBB POWERSAV HOLDINGS LIMITED

LICENSE AGREEMENT

EXHIBIT A

ZBB PRODUCTS

•
ZBB EnerStore® 50 kWh Version 3 Zinc Bromide Flow Battery (defined as utilizing stack designed to output 6-9 KWh), including upgrades and enhancements incorporated therein to improve performance and/or reduce cost (“Original V3 EnerStore”)

•	ZBB EnerSection® (a.k.a. PECC), rated up to 250KW

•
Any other Zinc Bromide Flow Battery product developed internally by ZBB utilizing only ZBB-owned intellectual property and other resources, based on the V3 EnerStore, ranging from 50kWh - 500kWh module design (“New V3 EnerStore”)

ZBB TRADEMARKS

None